UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|_|   Preliminary Proxy Statement
|_|   Confidential, for use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss. 240.14a-12

                     Naugatuck Valley Financial Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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

                  [Naugatuck Valley Financial Corporation LOGO]

                                  April 1, 2005

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Naugatuck Valley Financial Corporation. We will hold the meeting at Leary's Crystal Room located at 98 School Street, Naugatuck, Connecticut, on May 5, 2005 at 10:30 a.m., local time.

      The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Snyder & Haller, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ John C. Roman

                                          John C. Roman
                                          President and Chief Executive Officer

                     Naugatuck Valley Financial Corporation
                                333 Church Street
                          Naugatuck, Connecticut 06770
                                 (203) 720-5000

                    Notice of Annual Meeting of Stockholders

      On May 5, 2005, Naugatuck Valley Financial Corporation (the "Company") will hold its annual meeting of stockholders at Leary's Crystal Room located at 98 School Street, Naugatuck, Connecticut. The meeting will begin at 10:30 a.m., local time. At the meeting, stockholders will consider and act on the following:

      1.    The election of three directors to serve for a term of three years;

      2. The approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan;

      3. The ratification of the appointment of Snyder & Haller, P.C. as independent auditors for the Company for the fiscal year ending December 31, 2005; and

      4.    Such other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      The Board of Directors set March 14, 2005 as the record date for the meeting. This means that owners of the Company's common stock at the close of business on that date are entitled to receive notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

      Please complete, sign and date the enclosed proxy card, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ Bernadette A. Mole

                                           Bernadette A. Mole
                                           Corporate Secretary

Naugatuck, Connecticut
April 1, 2005

NOTE: Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                     NAUGATUCK VALLEY FINANCIAL CORPORATION

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                                 PROXY STATEMENT

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      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Naugatuck Valley Financial Corporation ("Naugatuck Valley Financial" or the "Company") to be used at the annual meeting of stockholders of the Company. Naugatuck Valley Financial is the holding company for Naugatuck Valley Savings and Loan ("Naugatuck Valley Savings" or the "Bank") and the majority-owned subsidiary of Naugatuck Valley Mutual Holding Company ("Naugatuck Valley Mutual"). The annual meeting will be held at Leary's Crystal Room located at 98 School Street, Naugatuck, Connecticut, on May 5, 2005 at 10:30 a.m., local time. This proxy statement and the enclosed proxy card are being first mailed on or about April 1, 2005 to stockholders of record.

                        General Information About Voting

Who Can Vote at the Meeting

      You are entitled to vote your shares of Naugatuck Valley Financial common stock only if the records of the Company show that you held your shares as of the close of business on March 14, 2005. As of the close of business on March 14, 2005, a total of 7,604,375 shares of Naugatuck Valley Financial common stock were outstanding, including 4,182,407 shares of common stock held by Naugatuck Valley Mutual. Each share of common stock has one vote. The Company's Charter provides that, until September 30, 2009, record holders of the Company's common stock, other than Naugatuck Valley Mutual, who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

Vote By Naugatuck Valley Mutual

      Naugatuck Valley Mutual, the mutual holding company for Naugatuck Valley Financial, owns 55% of the outstanding shares of common stock of Naugatuck Valley Financial as of March 14, 2005. All shares of common stock owned by Naugatuck Valley Mutual will be voted in accordance with the instructions of the Board of Directors of Naugatuck Valley Mutual, the members of which are identical to the members of the Board of Directors of Naugatuck Valley Financial. Naugatuck Valley Mutual is expected to vote such shares "FOR" each nominee for election as a director and "FOR" each other proposal.

Attending the Meeting

      If you are a beneficial owner of Naugatuck Valley Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Naugatuck Valley Financial common stock held in street name in person at the meeting, you must obtain a written proxy in your name from the broker, bank or other nominee who is the record holder of your shares.

Quorum and Vote Required

      The annual meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      The Company's Board of Directors consists of eight members. At this years annual meeting, stockholders will elect three directors to serve a term of three years. In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. "Plurality" means that the nominees receiving the largest number of votes cast will be elected as directors up to the maximum number of directors to be elected at the annual meeting. At the annual meeting, the maximum number of directors to be elected is three. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan (the "2005 Plan"), you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of a majority of the votes eligible to be cast at the annual meeting, including the shares held by Naugatuck Valley Mutual ("Vote Standard A"), and by the affirmative vote of a majority of the votes cast at the annual meeting, excluding the shares held by Naugatuck Valley Mutual ("Vote Standard B"). For Vote Standard A, abstentions and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.

     In voting on the ratification of the appointment of Snyder & Haller, P.C. as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This proposal will be decided by the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote. On this matter abstentions will have the same effect as a negative vote and broker non-votes will have no effect on the voting.

      Because Naugatuck Valley Mutual owns more than 50% of Naugatuck Valley Financial's outstanding shares, the votes it casts will ensure the presence of a quorum and control the outcome of the vote on Proposal 1 (Election of Directors) and Proposal 3 (Ratification of Appointment of Independent Auditors). See "Vote by Naugatuck Valley Mutual" above.

Voting by Proxy

      The Board of Directors of Naugatuck Valley Financial is sending you this proxy statement for the purpose of requesting that you allow your shares of Naugatuck Valley Financial common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Naugatuck Valley Financial common stock represented at the annual meeting by properly executed and dated proxy cards will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors.

      The Board of Directors recommends a vote:

            o     "FOR" all of the nominees for director;

            o "FOR" approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan; and

            o "FOR" ratification of Snyder & Haller, P.C. as independent auditors.

      If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Naugatuck Valley Financial common stock may be voted by the persons named in the proxy card on the new annual meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself constitute revocation of your proxy.

      If your Naugatuck Valley Financial common stock is held in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement.

      If you have any questions about voting, please contact our proxy solicitor, Regan & Associates, at (800) 737-3426.

Participants in the Bank's ESOP or 401(k) Plan

      If you participate in the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Naugatuck Valley Savings and Loan 401(k) Profit Sharing Plan and Trust (the "401(k) Plan"), you will receive a voting instruction form for each plan that reflects all shares you may direct the trustees to vote on your behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant is entitled to direct the trustee as to the shares in the Naugatuck Valley Financial Stock Fund credited to his or her account. The trustee will vote all shares for which no directions are given or for which instructions were not timely received in the same proportion as shares for which the trustee received voting instructions. The deadline for returning your voting instructions to each plan's trustee is April 28, 2005.

                              Corporate Governance

General

      Naugatuck Valley Financial periodically reviews its corporate governance policies and procedures to ensure that Naugatuck Valley Financial meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern Naugatuck Valley Financial's operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for Naugatuck Valley Financial.

Corporate Governance Policies and Procedures

      Naugatuck Valley Financial has adopted a corporate governance policy to govern certain activities, including:

      (1)   the duties and responsibilities of each director;

      (2) the composition, responsibilities and operation of the Board of Directors;

      (3)   the establishment and operation of board committees;

      (4)   succession planning;

      (5) appointing an independent lead director and convening executive sessions of independent directors;

      (6) the Board of Directors' interaction with management and third parties; and

      (7) the evaluation of the performance of the Board of Directors and of the chief executive officer.

Code of Ethics and Business Conduct

      Naugatuck Valley Financial has adopted a Code of Ethics and Business Conduct that is designed to ensure that the Company's directors, executive officers and employees meet the highest standards of ethical conduct. The Code of Ethics and Business Conduct requires that the Company's directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Company's best interest. Under the terms of the Code of Ethics and Business Conduct, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.

      As a mechanism to encourage compliance with the Code of Ethics and Business Conduct, the Company has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Ethics and Business Conduct also prohibits the Company from retaliating against any director, executive officer or employee who reports actual or apparent violations of the Code.

Meetings of the Board of Directors

      The Company and the Bank conduct business through meetings and activities of their Boards of Directors and their committees. During the year ended December 31, 2004, the Board of Directors of the Company, which was formed on September 30, 2004, met two times and the Board of Directors of the Bank met 41 times. No director attended fewer than 75% of the total meetings of the Company's and the Bank's respective Board of Directors and the committees on which such director served. The Company has standing Audit, Compensation and Nominating and Corporate Governance Committees.

Committees of the Board of Directors of Naugatuck Valley Financial

      Audit Committee. The Board of Directors has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee currently consists of Messrs. Famiglietti, Lengyel and Plude, each of whom is "independent" in accordance with the listing standards of the Nasdaq Stock Market ("Nasdaq"). This committee meets periodically with the independent auditors and management to review accounting, auditing, internal control structure and financial reporting matters. The committee met once during the year ended December 31, 2004. The Board of Directors has determined that Mr. Plude is an audit committee financial expert under the rules of the Securities and Exchange Commission. The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this proxy statement. The report of the audit committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Proposal 3-Ratification of Independent Auditors-Report of Audit Committee."

      Compensation Committee. The Compensation Committee currently consists of Messrs. Batista, Famiglietti, Lengyel, Mengacci, Plude and Vieira, each of whom is "independent" in accordance with the listing standards of Nasdaq. The Compensation Committee is responsible for all matters regarding the Company's and the Bank's employee compensation and benefit programs. Due to the timing of the Company's reorganization and minority stock offering, the Compensation Committee of the Board of Directors of the Company did not meet in fiscal 2004. The Bank's Compensation Committee met once during fiscal 2004. The report of the compensation committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See "Compensation Committee Report on Executive Compensation."

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Famiglietti, Batista, Lengyel, Mengacci, Plude and Vieira, each of whom is "independent" in accordance with the listing standards of Nasdaq. The committee takes a leadership role in shaping governance policies and practices including recommending to the Board of Directors the corporate governance policies and guidelines applicable to Naugatuck Valley Financial and monitoring compliance with these policies and guidelines. In addition, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become Board members and recommending to the Board the director nominees for election at the next annual meeting of stockholders. It leads the Board in its annual review of the Board's performance and recommends director candidates for each committee for appointment by the Board. This committee met once to recommend the nominees for election of directors at this annual meeting. The Nominating and Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The procedures of the Nominating and Corporate Governance Committee required to be disclosed by the rules of the Securities and Exchange Commission are included in this proxy statement. See "Nominating and Corporate Governance Committee Procedures."

Attendance at the Annual Meeting

      The Board of Directors encourages directors to attend the annual meeting of stockholders. Due to the timing of the Company's reorganization and minority stock offering on September 30, 2004, the Company did not hold an annual meeting of stockholders in 2004.

Directors' Compensation

      Fees. Each non-employee director of Naugatuck Valley Savings receives an annual retainer of $7,500. The Chairman of the Board receives an annual retainer of $11,500. In addition, each non-employee director receives $500 per Board meeting attended and $400 per committee meeting attended. The Chairman of the Board also receives $400 per month for his service as Asset/Liability Committee liaison. Each non-employee director of Naugatuck Valley Financial receives a quarterly retainer of $500 and each member of the Naugatuck Valley Financial Audit Committee receives $400 per meeting attended. Naugatuck Valley Savings also paid $4,623 in 2004 for the Chairman of the Board's membership in a country club.

      Director Retirement Policy. Naugatuck Valley Savings maintains a retirement benefits policy for certain non-employee directors. Under the policy, any person who served as a director on January 1, 2000, who has attained the age of 68 on or by that date and who has served on the Board for at least 10 years as of the time he or she attains age 70, becomes eligible for an annual retirement benefit. The annual retirement benefit for these directors equals the total amounts paid to all non-employee directors during the calendar year preceding the director's retirement date divided by the number of non-employee directors for that year. For all other directors who have served on the Board for at least 10 years as of the time he or she attains age 70, the director's annual retirement benefit equals the total amounts paid to all non-employee directors during the calendar year preceding the director's retirement date divided by the number of non-employee directors for that year and then multiplying that result by 60%. These annual retirement benefits are payable to each director in semi-annual installments for five years. If the director dies before receiving each of the semi-annual installments, his or her beneficiary will receive the remaining installments that would have been to the director but for his or her death.

                                 Stock Ownership

         The following table provides information as of March 14, 2005 about the persons and entities known to Naugatuck Valley Financial to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investing power.

                                                                  Percent of
                                                Number of        Common Stock
   Name and Address                            Shares Owned     Outstanding(2)
   ----------------                            ------------     --------------

Naugatuck Valley Mutual Holding Company
333 Church Street
Naugatuck, Connecticut 06770                   4,182,407(1)         55.0%

----------
(1) Acquired in connection with the Company's minority stock offering, which was completed on September 30, 2004. The members of the board of directors of Naugatuck Valley Financial and Naugatuck Valley Savings also constitute the board of directors of Naugatuck Valley Mutual.

(2) Based on 7,604,375 shares of the Company's common stock outstanding and entitled to vote as of March 14, 2005.

      The following table provides information as of March 14, 2005 about the shares of Naugatuck Valley Financial common stock that may be considered to be beneficially owned by each director, nominee for director, named executive officer listed in the table under "Executive Compensation - Summary Compensation Table," and all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the number of shares shown.

                                           Number of         Percent of Common
Name                                      Shares Owned     Stock Outstanding(1)
----                                      ------------     --------------------

Dominic J. Alegi                             9,810(2)                *
Carlos S. Batista                           11,300(3)                *
Richard M. Famiglietti                      10,000                   *
Ronald D. Lengyel                            5,000                   *
James A. Mengacci                            6,206                   *
Michael S. Plude                             2,779(4)                *
John C. Roman                                6,880(5)                *
Camilo P. Vieira                             2,946(6)                *
Jane H. Walsh                                7,205(7)                *
All directors and executive officers
   as a group  (12 persons)                 85,726                1.13%

----------
*     Less than 1.0% of shares outstanding.

(1) Based on 7,604,375 shares of the Company's common stock outstanding and entitled to vote as of March 14, 2005.

(2) Includes 200 shares held by Mr. Alegi's spouse and 100 shares held in a custodian's account for Mr. Alegi's grandchild.

(3) Includes 100, 100 and 100 shares, respectively, held in three custodian accounts for Mr. Batista's grandchildren.

(4) Includes 1,200 and 579 shares, respectively, held by two corporations controlled by Mr. Plude.

(5)   Includes 70 shares held by Mr. Roman's daughter.

(6) Includes 1,839 shares held in Mr. Vieira's spouse's individual retirement account.

(7) Includes 1,435 shares held in Ms. Walsh's spouse's individual retirement account.

             Interest of Certain Persons in Matters to be Acted Upon

      The three nominees for election as director were unanimously nominated by the Nominating and Governance Committee of the Board of Directors. None of the nominees were nominated according to any agreement or understanding between any of them and the Company.

      The Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan is being presented to stockholders for approval. See "Proposal 2 -- Approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan" for more information. Directors, officers and employees of the Company and Bank may be granted stock awards and options under the 2005 Plan.

                       Proposal 1 -- Election of Directors

      The Company's Board of Directors consists of eight members, all of whom are independent under the listing standards of the Nasdaq Stock Market except for Mr. Roman, President and Chief Executive Officer of Naugatuck Valley Financial and Naugatuck Valley Savings, and Ms. Walsh, Senior Vice President of Naugatuck Valley Financial and Naugatuck Valley Savings. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The Board of Directors' nominees for election this year, to serve for a three-year term or until their respective successors have been elected and qualified, are Messrs. Batista, Roman and Vieira, each of whom is currently a director of Naugatuck Valley Financial and Naugatuck Valley Savings.

      Unless you indicate on the proxy card that your shares should not be voted for certain nominees, the Board of Directors intends that the proxies solicited by it will be voted for the election of all of the Board's nominees. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute nominee proposed by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

      The Board of Directors recommends a vote "FOR" the election of Messrs. Batista, Roman and Vieira.

      Information regarding the Board of Directors' nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of December 31, 2004. The indicated period of service as a director includes the period of service as a director of Naugatuck Valley Savings.

      Board Nominees for Election of Directors

      Carlos S. Batista is a Vice President of Bristol Babcock, Inc., a manufacturer and world-wide supplier of products and services in the oil, gas, water, wastewater, process control and power industries. Age 55. Director since 1999.

      John C. Roman has served as President and Chief Executive Officer of Naugatuck Valley Financial and Naugatuck Valley Mutual since 2004 and has been President and Chief Executive Officer of Naugatuck Valley Savings since September 1999. Mr. Roman previously was the Vice President and Chief Lending Officer of Naugatuck Valley Savings. Age 51. Director since 1999.

      Camilo P. Vieira is a consultant with, and previously served as the President of, CM Property Management, a property management firm. Mr. Vieira previously served with IBM Corp. as a project and financial manager for over 30 years. Age 61. Director since 2002.

Directors Continuing in Office

      The following directors have terms ending in 2006:

      Richard M. Famiglietti has been the owner of CM Property Management, a property management firm, since 2002. Previously, Mr. Famiglietti was a Vice President of sales for Naugatuck Glass Company, a glass fabricator. Age 57. Director since 2000.

      Ronald D. Lengyel serves as the Chairman of the Board of Directors of Naugatuck Valley Financial, Naugatuck Valley Mutual and Naugatuck Valley Savings. Mr. Lengyel previously served as President and Chief Executive Officer of Naugatuck Valley Savings before his retirement in September 1999. Mr. Lengyel is a director of Connecticut Water Service, Inc., a Nasdaq-listed company. Age
66. Director since 1971.

      The following directors have terms ending in 2007:

      James A. Mengacci has been the owner of James A. Mengacci Associates LLC, a consulting firm, since 1999 and a partner in Allied Capital Management, LLC, a marketing and investment firm, since 1999. Mr. Mengacci previously was the Secretary and Treasurer of Fitzgerald Funeral Home, Inc. Age 46. Director since 1988.

      Michael S. Plude is a certified public accountant and the managing partner of Kaskie Plude & Co., an accounting firm located in Monroe, Connecticut. Mr. Plude previously was an accountant with Pricewaterhouse. Age 45. Director since 2003.

      Jane H. Walsh has served as Senior Vice President of Naugatuck Valley Financial and Naugatuck Valley Mutual since 2004 and has been Senior Vice President of Naugatuck Valley Savings since 2000. Ms. Walsh has served with Naugatuck Valley Savings for over 30 years. Age 61. Director since 2001.

                          Proposal 2 -- Approval of the
                     Naugatuck Valley Financial Corporation
                           2005 Equity Incentive Plan

      On March 9, 2005, the Board of Directors adopted, subject to stockholder approval at the annual meeting, the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan. The 2005 Plan will become effective as of the date it is approved by the stockholders.

      The Board has reserved 521,659 shares of common stock for issuance upon the grant or exercise of awards pursuant to the 2005 Plan. All of the Company's employees, officers, and directors are eligible to participate in the 2005 Plan. A summary of the 2005 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2005 Plan, which is attached to this proxy statement as Appendix C.

Summary of the 2005 Plan

      Purpose. The purpose of the 2005 Plan is to promote the Company's success by linking the personal interests of its employees, officers and directors to those of the Company's stockholders, and by providing participants with an incentive for outstanding performance.

      Permissible Awards. The 2005 Plan authorizes the granting of awards in any of the following forms:

      o options to purchase shares of Company common stock, which may be non-statutory stock options or incentive stock options under the U.S. Internal Revenue Code (the "Code"); and

      o restricted stock, which is subject to restrictions on transferability and subject to forfeiture.

      Shares Available for Awards. Subject to adjustment as provided in the plan, the aggregate number of shares of common stock reserved and available for issuance pursuant to awards granted under the 2005 Plan is 521,659. Except for shares retained or surrendered to satisfy tax withholding obligations, only shares actually issued under the 2005 Plan count against the total number of shares available under the 2005 Plan. Of the total shares available under the 2005 Plan, 372,614 may be issued in connection with the exercise of stock options and 149,045 may be issued as restricted stock.

      Limitations on Awards. The maximum number of shares of Company common stock that may be covered by options granted under the 2005 Plan to any one person during any one calendar year is 93,153.

      Administration. The 2005 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the authority to designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions of awards; establish, adopt or revise any rules and regulations as it may deem advisable to administer the 2005 Plan; and make all other decisions and determinations that may be required under the 2005 Plan.

      Limitations on Transfer; Beneficiaries. No award will be assignable or transferable by a participant other than by will or the laws of descent and distribution or (except in the case of an incentive stock option) pursuant to a qualified domestic relations order. The Compensation Committee may permit other transfers where it concludes that such transferability does not result in accelerated taxation, does not cause any option intended to be an incentive stock option to fail to qualify as such, and is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable awards. A participant may, in the manner determined by the Compensation Committee, designate a beneficiary to exercise the rights of the participant and to receive any distribution with respect to any award upon the participant's death.

     Acceleration Upon Certain Events. Unless otherwise provided in an award agreement, if a participant's service terminates by reason of death or disability, all of the participant's outstanding options and other awards in the nature of rights that may be exercised will become fully vested and exercisable and all time-based vesting restrictions on his or her outstanding awards will lapse. The vesting of awards will also accelerate upon a change of control of the Company.

      Adjustments. In the event of a stock split, a dividend payable in shares of Company common stock, or a combination or consolidation of the Company's common stock into a lesser number of shares, the share authorization limits under the 2005 Plan will automatically be adjusted proportionately, and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price for such award. If the Company is involved in another corporate transaction or event that affects its common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares, the share authorization limits under the 2005 Plan will be adjusted proportionately, and the Compensation Committee may adjust the 2005 Plan and outstanding awards to preserve the benefits or potential benefits of the awards.

Termination and Amendment

      The Board of Directors may, at any time and from time to time, terminate or amend the 2005 Plan, but if an amendment to the 2005 Plan would materially increase the number of shares of stock issuable under the 2005 Plan, expand the types of awards provided under the 2005 Plan, materially expand the class of participants eligible to participate in the 2005 Plan, materially extend the term of the 2005 Plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock market or stock exchange listing requirements, laws, policies or regulations, then such amendment will be subject to stockholder approval. In addition, the Board of Directors may condition any amendment on the approval the stockholders for any other reason. No termination or amendment of the 2005 Plan may adversely affect any award previously granted under the 2005 Plan without the written consent of the participant.

      The Compensation Committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the stockholders or otherwise permitted by the anti-dilution provisions of the 2005 Plan, the exercise price of an outstanding option may not be reduced, directly or indirectly, and the original term of an option may not be extended.

Prohibition on Repricing

      As indicated above under "Termination and Amendment," outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Company's stockholders. The exchange of an "underwater" option (i.e., an option having an exercise price in excess of the current market value of the underling stock) for another award would be considered an indirect repricing and would, therefore, require the prior consent of the Company's stockholders.

Regulatory Restrictions

     Under the 2005 Plan, the Compensation Committee may not grant options and restricted stock to any one individual for shares that would exceed 25% of the shares reserved for each type of award. The Compensation Committee may not grant options and restricted stock to any non-employee individual director for shares that would exceed 5% of the shares received for each type of award. The Compensation Committee may not grant, in the aggregate, to non-employee directors options and restricted stock that would exceed 30% of the shares reserved for each type of award. All awards must vest over a period of time no more rapidly than 20% per year commencing on the first anniversary of the date of grant, however, awards may fully vest upon death or disability of an award recipient or upon a change in control. These provisions comply with the rules and regulations issued by the Office of Thrift Supervision.

Certain Federal Income Tax Effects

      Nonstatutory Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonstatutory stock option under the 2005 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income equal to the excess of the fair market value of the common stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to any applicable limitations under Code
Section 162(m). Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

      Incentive Stock Options. There typically will be no federal income tax consequences to the optionee or to the Company upon the grant or exercise of an incentive stock option. If the optionee holds the option shares for at least two years after the date the option was granted or for one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee's alternative minimum taxable income.

      Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is subject to restrictions on transfer and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Benefits to Named Executive Officers and Others

      Awards, if any, will be granted under the 2005 Plan only after the 2005 Plan is approved by stockholders. All awards under the 2005 Plan will be made at the discretion of the Compensation Committee or under delegated authority. Therefore, it is not possible to determine the benefits or amounts that will be received by any individuals or groups pursuant to the 2005 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2005 Plan had been in effect.

Equity Compensation Plan Information as of December 31, 2004

      Naugatuck Valley Financial does not maintain any equity compensation plans under which its common stock may be issued upon exercise of options, warrants and rights as of December 31, 2004.

      The Board of Directors recommends that you vote "FOR" approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan.

               Proposal 3 -- Ratification of Independent Auditors

      Snyder & Haller, P.C. was the Company's independent auditor for the 2004 fiscal year. The Audit Committee of the Board of Directors has appointed Snyder & Haller, P.C. to be the Company's independent auditors for the 2005 fiscal year, subject to ratification by stockholders. A representative of Snyder & Haller, P.C. is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the independent auditors is not approved by a majority of the shares represented at the annual meeting and entitled to vote, the Audit Committee of the Company's Board of Directors will consider other independent auditors.

      The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of independent auditors.

Audit Fees

      The following table sets forth the fees that Snyder & Haller, P.C. billed to the Company for the fiscal years ended December 31, 2004 and 2003:

                                                           2004            2003
                                                         -------         -------

      Audit fees(1) ..........................           $53,250         $45,250
      Audit related fees .....................                --              --
      Tax fees(2) ............................             7,500           6,250
      All other fees .........................                --              --

      ----------
      (1) Consists of fees for professional services rendered for the audit of the consolidated financial statements and the review of financial statements included in quarterly reports on Form 10-Q.

      (2) Consists of fees for tax return preparation, planning and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

      The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent auditor to ensure that the external auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

      In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. Requests for services by the independent auditor for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.

      During the year ended December 31, 2004, all services were approved, in advance, by the Audit Committee in compliance with these procedures.

Report of the Audit Committee

      The Company's management is responsible for the Company's internal controls and financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company's internal controls and financial reporting process on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent auditors the auditors' independence from the Company and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of the Company's financial statements to generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company's independent auditors are in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors also have approved, subject to stockholder ratification, the selection of the Company's independent auditors.

The Audit Committee

Richard M. Famiglietti, Chairman
Ronald D. Lengyel
Michael S. Plude

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the above report of the Audit Committee shall not be incorporated by reference into any such filings.

                             Executive Compensation

Summary Compensation Table

      The following information is provided for John C. Roman, President and Chief Executive Officer, and Dominic J. Alegi, Jr., Executive Vice President. Messrs. Roman and Alegi are the only executive officers who received salary and bonus totaling $100,000 or more during the year ended December 31, 2004.

                                                          Annual Compensation (1)
                                                    --------------------------------
                                                                                               All Other
         Name and Position                          Year       Salary         Bonus        Compensation (2)
         -----------------                          ----       ------         -----        ----------------
         John C. Roman                              2004       $158,679       $10,298            $4,912
            President and Chief Executive           2003        141,833        13,271             4,028
            Officer                                 2002        130,510        20,592             2,215

         Dominic J. Alegi, Jr.                      2004       $102,743       $ 6,972            $3,272
            Executive Vice President                2003         98,020         9,383             2,848
                                                    2002         95,935        14,658             1,728

      ----------
      (1) Does not include the aggregate amount of perquisites or other personal benefits, which was less than $50,000 or 10% of the total annual salary and bonus reported. Salaries and bonuses for 2003 and 2002 have been restated to reflect the portion of salaries and bonuses earned for each year but paid in the following year.

      (2) For 2004, represents matching contributions under the 401(k) Savings Plan of $4,912 and $3,272 for Mr. Roman and Mr. Alegi, respectively.

Employment Agreements

      Naugatuck Valley Savings and Naugatuck Valley Financial are both parties to an employment agreement with John C. Roman. The employment agreement provides for a three-year term. The term of the employment agreement may be renewed on an annual basis after review by the respective Board of Directors. The employment agreement establishes a base salary of $156,000, subject to increase. The Boards of Directors will review Mr. Roman's base salary each year in order to consider any appropriate changes. In addition to base salary, the employment agreement provides for, among other things, participation in stock-based benefit plans and fringe benefits applicable to Mr. Roman.

      The employment agreement provides that Naugatuck Valley Savings and Naugatuck Valley Financial may terminate the executive's employment for cause, as described in the employment agreement, at any time. If Naugatuck Valley Savings or Naugatuck Valley Financial terminates the executive's employment for reasons other than for cause, or if the executive resigns from Naugatuck Valley Savings or Naugatuck Valley Financial after specified circumstances that would constitute constructive termination, the executive or, if he dies, his beneficiary, would be entitled to receive an amount equal to the remaining base salary payments due for the remaining term of the employment agreement and the contributions that would have been made on his behalf to any employee benefit plans of Naugatuck Valley Savings and Naugatuck Valley Financial during the remaining term of the employment agreement. Naugatuck Valley Savings would also continue and/or pay for the executive's life, health and dental coverage for the remaining term of the employment agreement. The executive must agree not to compete with Naugatuck Valley Savings or Naugatuck Valley Financial for one year following his termination of employment other than in connection with a change in control.

      Under the employment agreement, if the executive voluntarily (upon circumstances discussed in the agreement) or involuntarily terminates employment following a change in control of Naugatuck Valley Savings or Naugatuck Valley Financial, the executive or, if the executive dies, the executive's beneficiary, would receive a severance payment equal to the greater of: (1) the payments due for the remaining term of the agreement; or (2) three times the average of the five preceding taxable years' annual compensation. Naugatuck Valley Savings would also continue the executive's life, health, and dental coverage for 36 months following termination of employment. Code Section 280G provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of the payment in excess of the base amount, and the employer would not be entitled to deduct such amount. The agreements limit payments made to the executive in connection with a change in control to amounts that will not exceed the limits imposed by Code Section 280G.

      Naugatuck Valley Savings or Naugatuck Valley Financial will pay or reimburse the executive for all reasonable costs and legal fees paid or incurred by the executive in any dispute or question of interpretation relating to the employment agreement if the executive is successful on the merits in a legal judgment, arbitration or settlement. The employment agreement also provides that Naugatuck Valley Savings and Naugatuck Valley Financial will indemnify Mr. Roman to the fullest extent legally allowable.

      Change in Control Agreements. Naugatuck Valley Savings has entered into change in control agreements with certain individuals, including Mr. Alegi and Ms. Walsh. Each change in control agreement has either a two- or three-year term, subject to renewal by the Board of Directors on an annual basis. Mr. Alegi and Ms. Walsh have three-year agreements. If, following a change in control of Naugatuck Valley Savings or Naugatuck Valley Financial, Naugatuck Valley Savings or Naugatuck Valley Financial or their successors terminates the employment of an individual who has entered into a change in control agreement for reasons other than for cause, or if the individual voluntarily resigns upon the occurrence of circumstances specified in the agreements, the officer will receive a severance payment under the agreements equal to two or three times, based on the term of the agreement, the officer's average annual compensation for the five most recent taxable years. Naugatuck Valley Savings will also continue health and welfare benefit coverage for 24 or 36 months, based on the term of the agreement, following termination of employment. The agreements limit payments made to the executives in connection with a change in control to amounts that will not exceed the limits imposed by Code Section 280G.

      Death Benefit Agreements. Naugatuck Valley Savings has entered into death benefit agreements with certain employees, including Messrs. Roman and Alegi. Under Mr. Roman's agreement, Mr. Roman's beneficiary becomes entitled to a single lump sum payment of $193,000 upon Mr. Roman's death while still an employee of Naugatuck Valley Savings or $25,000 upon Mr. Roman's death at any other time. Under Mr. Alegi's agreement, Mr. Alegi's beneficiary becomes entitled to a single lump sum payment of $25,000 upon Mr. Alegi's death at any time.

      Employee Severance Compensation Plan. Naugatuck Valley Savings has adopted the Naugatuck Valley Savings and Loan Employee Severance Compensation Plan to provide severance benefits to eligible employees whose employment terminates in connection with a change in control of Naugatuck Valley Savings or Naugatuck Valley Financial. Employees become eligible for severance benefits under the plan if they have a minimum of one year of service with Naugatuck Valley Savings. Individuals who enter into employment or change in control agreements with Naugatuck Valley Savings or Naugatuck Valley Financial will not participate in the severance plan. Under the severance plan, if, within 24 months of a change in control, Naugatuck Valley Savings or Naugatuck Valley Financial or their successors terminate an employee's employment or if the individual voluntarily terminates employment upon the occurrence of events specified in the severance plan, then that individual will receive a severance payment equal to one month's compensation for each year of service with Naugatuck Valley Savings, up to a maximum payment equal to 24 months of compensation.

Benefit Plans

      Retirement Plan. Naugatuck Valley Savings participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees are eligible to participate in the Retirement Plan after the completion of six months of employment and the attainment of age 21. The formula for normal retirement benefits payable annually under the Retirement Plan is 1.5% of the average of the participant's highest five years of compensation multiplied by the participant's years of benefit service.

      Participants generally have no vested interest in Retirement Plan benefits before the completion of five years of service. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, death or termination of employment due to disability, a participant will become 100% vested in the accrued benefit under the Retirement Plan. The table below reflects the annual pension benefit payable to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. Under the Internal Revenue Code, maximum annual benefits under the Retirement Plan are presently limited to $156,844 per year and annual compensation for calculation purposes is limited to $210,000 per year for the 2005 calendar year. As of December 31, 2004, Messrs. Roman and Alegi had credited years of service of six and 34 years, respectively.

                                                         Years of Benefit Service
                                        --------------------------------------------------------------
      Final Average Earnings               15            20            25            30           35
      ----------------------            -------       -------       -------       -------      -------
      $  75,000                         $16,875      $ 25,500      $ 28,125      $ 33,750     $ 39,375
        100,000                          22,500        30,000        37,500        45,000       52,500
        125,000                          28,125        37,500        46,875        56,250       65,625
        150,000                          33,750        45,000        56,250        67,500       78,750
        175,000                          39,375        52,500        65,625        78,750       91,875
        200,000                          45,000        60,000        75,000        90,000      105,000
        250,000                          56,250        75,000        93,750       112,500      131,250
        300,000                          67,500        90,000       112,500       135,000      157,500
        350,000                          78,750       105,000       131,250       157,500      183,750

             Compensation Committee Report on Executive Compensation

      The following is the report of the Compensation Committee of the Board of Directors of Naugatuck Valley Financial (the "Compensation Committee") regarding executive compensation. The following discussion addresses compensation information relating to executive officers of Naugatuck Valley Financial and Naugatuck Valley Savings for fiscal 2004.

Compensation Policies

      The Compensation Committee bases its executive compensation policy on the same principles that guide Naugatuck Valley Financial in establishing all of its compensation programs. Naugatuck Valley Financial designs programs to attract, retain and motivate highly talented individuals at all levels of the organization while balancing the interests of stockholders. Naugatuck Valley Savings emphasizes using a competitive base salary and program of retirement benefits as a means of attracting and retaining employees. Naugatuck Valley Savings maintains a bonus program that provides all employees with the opportunity to receive a bonus based upon the performance of Naugatuck Valley Savings. In the case of officers and managers of Naugatuck Valley Savings, a portion of the bonus is based upon individual performance.

Components of Executive Compensation

      Base Salary. Salary levels of all employees, including executive officers, are set so as to reflect the duties and levels of responsibilities inherent in the position and to reflect competitive conditions in the banking business in Naugatuck Valley Savings' market area. Comparative salaries paid by other financial institutions are considered in establishing the salary for a given position. The Compensation Committee utilizes the Compensation Survey compiled by the Connecticut Bankers Association as well as other surveys prepared by trade groups and independent benefits consultants. Base salaries for executive officers are reviewed annually by the Compensation Committee which takes into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the particular executive, including individual performance, job responsibilities, level of experience, ability and knowledge of the position. These factors are considered in the aggregate and none of the factors are accorded a specific weight.

      Bonus and Participation in Employee Benefit Plans. Compensation for executive officers is also composed of bonus and participation in various employee benefit plans, such as the Retirement Plan, the 401(k) Plan and the employee stock ownership plan.

      Chief Executive Officer Compensation. The Compensation Committee fixed the 2004 base salary for the Naugatuck Valley Savings President and Chief Executive Officer, John C. Roman, in a manner consistent with the base salary guidelines applied for executive officers of Naugatuck Valley Savings as described above. In general, the Compensation Committee considers Naugatuck Valley Savings' financial performance, peer group financial performance and compensation survey data when making decisions regarding the Chief Executive Officer's compensation, including salary and bonus. Mr. Roman also participates in the Naugatuck Valley Financial's employee benefit plans, including the Retirement Plan, the 401(k) Plan and the employee stock ownership plan. In addition, Naugatuck Valley Financial supplies Mr. Roman with an automobile and fuel. The monthly depreciation charge for the automobile during 2004 was $624.58. The value of the personal use of the automobile and fuel is added to Mr. Roman income for tax purposes.

                           The Compensation Committee

                 Richard M. Famiglietti, Chairman      Carlos S. Batista
                 Ronald D. Lengyel                     Camilo P. Vieira
                 James A. Mengacci                     Michael S. Plude

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the above report of the Compensation Committee shall not be incorporated by reference into any such filings.

Compensation Committee Interlocks and Insider Participation

      No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Compensation Committee of the Company or the Bank. Mr. Lengyel, who serves on the Compensation Committee, previously served as President and Chief Executive Officer of Naugatuck Valley Savings before his retirement in September 1999.

                             Stock Performance Graph

      The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total return on the NASDAQ Composite (U.S. Companies), SNL MHC Thrift Index and the SNL $250M - $500M Thrift Index. Total return assumes the reinvestment of all dividends. The graph assumes $100 was invested at the close of business on October 1, 2004, the initial day of trading of the Company's common stock.

                                  [LINE GRAPH]

              Index                10/01/04    10/15/04   10/31/04    11/15/04   11/30/04    12/15/04   12/31/04
-----------------------------      --------    --------   --------    --------   --------    --------   --------
Naugatuck Valley Financial          $100.00     $100.00    $ 96.48    $ 98.06     $104.17     $102.69    $ 99.63
NASDAQ Composite                     100.00       98.43     101.71     107.90      108.06      111.48     112.19
SNL $250-$500M Thrift Index          100.00       99.85     100.48     101.27      103.31      104.60     105.16
SNL MHC Thrift Index                 100.00      100.65     103.20     110.54      111.51      111.07     107.69

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the above stock performance graph shall not be incorporated by reference into any such filings.

         Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on the Company's review of copies of the reports it has received and written representations provided to it from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Naugatuck Valley Financial common stock during the year ended December 31, 2004, except for Michael S. Plude who filed one late Form 4 relating to one transaction.

Transactions with Management

      Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by Naugatuck Valley Financial to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Naugatuck Valley Savings to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Naugatuck Valley Savings is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees. Notwithstanding this rule, federal regulations permit Naugatuck Valley Savings to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee.

      In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to the person and his or her related interests, are in excess of the greater of $25,000 or 5% of Naugatuck Valley Savings' capital and surplus, up to a maximum of $500,000, must be approved in advance by a majority of the disinterested members of the Board of Directors.

            Nominating and Corporate Governance Committee Procedures

General

      It is the policy of the Nominating and Corporate Governance Committee of the Board of Directors of Company to consider director candidates recommended by shareholders who appear to be qualified to serve on the Company's Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating and Corporate Governance Committee's resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders

      To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a shareholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the shareholder making the recommendation, the name and address, as they appear on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the Company's annual meeting of shareholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

      The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. First, a candidate must meet the eligibility requirements set forth in the Company's bylaws, which include a residency requirement and a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.

      The Nominating and Corporate Governance Committee will consider the following criteria in selecting nominees: financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Company and its stockholders; independence; and any other factors the Nominating and Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      In addition, before nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process for Identifying and Evaluating Nominees

      The Nominating and Corporate Governance Committee's process for identifying and evaluating individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of committee members and other members of the Board of Directors as well as its knowledge of members of Naugatuck Valley Savings' local communities. The Nominating and Corporate Governance Committee will also consider director candidates recommended by shareholders in accordance with the policy and procedures set forth above. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating and Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

Submission of Business Proposals and Stockholder Nominations

      The Company must receive proposals that stockholders seek to include in the proxy statement for the Company's next annual meeting no later than December 2, 2005. If next year's annual meeting is held on a date more than 30 calendar days from May 5, 2006, a stockholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any stockholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

      The Company's Bylaws provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a stockholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 days before the date of the annual meeting; provided that if less than 40 days' notice or prior public disclosure of the date of the annual meeting is given to stockholders, such notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed to stockholders or prior public disclosure of the meeting date was made. A copy of the Bylaws may be obtained from the Company.

                           Stockholder Communications

      The Company encourages stockholder communications to the Board of Directors and/or individual directors. Communications regarding financial or accounting policies may be made in writing to the Chairman of the Audit Committee, Richard M. Famiglietti, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Other communications to the Board of Directors may be made in writing to the Chairman of the Nominating and Corporate Governance Committee, James A. Mengacci, at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770. Communications to individual directors may be made to such director in writing to such director at Naugatuck Valley Financial Corporation, c/o Corporate Secretary, 333 Church Street, Naugatuck, Connecticut 06770.

                                  Miscellaneous

      The Company will pay the cost of this proxy solicitation. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Naugatuck Valley Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation. The Company will pay Regan & Associates, a proxy solicitation firm, a fee of $5,000 to assist the Company in soliciting proxies.

      The Company's Annual Report to Stockholders has been mailed to persons who were stockholders as of the close of business on March 14, 2005. Any stockholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      A copy of the Company's Annual Report on Form 10-K, without exhibits, for the year ended March 31, 2004, as filed with the Securities and Exchange Commission, will be furnished without charge to persons who were stockholders as of the close of business on March 14, 2005 upon written request to Bernadette A. Mole, Naugatuck Valley Financial Corporation, 333 Church Street, Naugatuck, Connecticut 06770.

      If you and others who share your address own your shares in street name, your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.

      Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning the enclosed proxy card in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Bernadette A. Mole

                                              Bernadette A. Mole
                                              Corporate Secretary

Naugatuck, Connecticut
April 1, 2005

                                                                      Appendix A

                    NAUGATUCK VALLEY FINANCIAL CORPORATION
                           AUDIT COMMITTEE CHARTER

Organization

      The primary function of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board") of Naugatuck Valley Financial Corporation (the "Company") is to review: the integrity of the financial reports and other financial information provided by the Company to any governmental body or the public, including any certification, report, opinion or review performed by the Company's independent accountants; the Company's compliance with legal and regulatory requirements; the independent accountant's qualifications and independence; the performance of the Company's internal audit functions, its independent accountants and system of internal controls and disclosure procedures regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company's auditing, accounting and financial reporting processes generally; and the preparation of information required by the Securities and Exchange Commission rules to be included in the Company's annual proxy statement.

      The Audit Committee will be comprised of three or more directors as determined by the Board each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for The Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations. All members of the Audit Committee must be financially literate at time of appointment, or within a reasonable period of time thereafter, meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with oversight responsibilities. The members of the Audit Committee will be elected by the Board on an annual basis.

Responsibilities

      In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. To fulfill its responsibilities and duties the Audit Committee shall:

1. Provide an open avenue of communication between management, the independent auditor, internal audit department and the Board.

2. Meet four times per year or more frequently as circumstances may require. A quorum of the Audit Committee shall be declared when a majority of the appointed members of the Audit Committee are in attendance.

3. The Audit Committee shall meet with the independent auditors and management at least quarterly to review the Company's financial statements. In meetings attended by the independent auditors or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

4.    Keep written minutes for all meetings.

5. Review with the independent auditor and internal audit department the work to be performed by each to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

6. Review all significant risks or exposures to the Company found during audits performed by the independent auditor and internal audit department and ensure that these items are discussed with management. From these discussions, assess and report to the Board regarding how the findings should be addressed.

7. Review recommendations from the independent auditor and internal auditing department regarding internal controls and other matters relating to the accounting policies and procedures of the Company.

8. Following each meeting of the Audit Committee, the chairman of the committee will submit a record of the meeting to the Board including any recommendations that the Committee may deem appropriate.

9. Ensure that the independent auditor discusses with the Audit Committee their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial reports. The discussion should include such issues as the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosures.

10. Review the Company's audited annual financial statements and the independent auditor's opinion regarding such financial statements, including a review of the nature and extent of any significant changes in accounting principles.

11. Arrange for the independent auditor to be available to the full Board at least annually to discuss the results of the annual audit and the audited financial statements that are a part of the annual report to shareholders.

12. Review with management, the independent auditor, internal audit department and legal counsel, legal and regulatory matters that may have a material impact on the financial statements.

13. Review with management and the independent auditor all interim financial reports filed pursuant to the Securities Exchange Act of 1934.

14. Generally discuss earnings press releases and financial information as well as earnings guidance provided to analysts and rating agencies.

15. Select the independent auditor, considering independence and effectiveness, and be solely responsible for their compensation, oversight and retention (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such registered public accounting firm shall report directly to the audit committee. The Audit Committee should confirm the independence of the independent auditor by requiring them to disclose in writing all relationships that, in the auditor's professional judgment, may reasonably be thought to bear on the ability to perform the audit independently and objectively.

16.   Review the performance of the independent auditor.

17. Review the activities, organizational structure and qualifications of the internal audit department. The Audit Committee should also review and concur in the appointment, replacement, reassignment, or dismissal of the manager of the internal audit department.

18. Be authorized to retain independent counsel and other advisors as it deems necessary to carry out its duties and to assist it in the conduct of any investigation. In connection therewith, the Audit Committee shall be provided appropriate funding as determined by the Audit Committee for payment to accountants and advisors.

19. Have in place procedures for (1) receiving complaints regarding accounting, internal accounting controls, or auditing matters, and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting.

20. Approve, in advance, all permissible non-audit services to be completed by the independent auditor. Such approval process will ensure that the independent auditor does not provide any non-audit services to the Company that are prohibited by law or regulation.

21. Set clear hiring policies for hiring employees or former employees of the independent auditors.

22.   Review and approve all related-party transactions.

      In addition to the responsibilities presented above, the Audit Committee will examine this Charter on an annual basis to assure that it remains adequate to address the responsibilities that the Audit Committee has. Further, the Audit Committee will disclose in each annual proxy statement to its shareholders whether it satisfied the responsibilities during the prior year in compliance with the Charter, and will disclose a copy of the Charter every three years either in the annual report to shareholders or proxy statement.

                                                                      Appendix B

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

I.    Purpose

The primary objectives of the Nominating and Corporate Governance Committee (the "Committee") are to assist the Board of Directors (the "Board") of Naugatuck Valley Financial Corporation (the "Company") by: (i) identifying individuals qualified to become Board members and recommending that the Board select a group of director nominees for each annual meeting of the Company's stockholders; (ii) ensuring that the Audit and Nominating and Corporate Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors; and (iii) developing and recommending to the Board a set of effective corporate governance policies and procedures applicable to the Company.

II.   Organization

The Committee shall consist of three or more directors, each of whom shall satisfy the definition of independent director as defined in any qualitative listing requirements for The Nasdaq Stock Market, Inc. issuers and any applicable Securities and Exchange Commission rules and regulations.

Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Members shall serve until their successors are appointed. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a Chairman by vote of a majority of the full Committee.

The Committee may form and delegate authority to subcommittees when appropriate.

III.  Structure and Meetings

The chairperson of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the frequency and length of each meeting and the agenda of items to be addressed at each meeting. The chairperson of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

IV.   Goals and Responsibilities

The Committee shall: (i) develop and recommend to the Board a Corporate Governance Policy (the "Policy") applicable to the Company, and review and reassess the adequacy of such Policy annually and recommend to the Board any changes deemed appropriate; (ii) develop policies on the size and composition of the Board; (iii) review possible candidates for Board membership consistent with the Board's criteria for selecting new directors; (iv) perform Board performance evaluations on an annual basis; (v) annually recommend a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of the Company's stockholders; and (vi) generally advise the Board (as a whole) on corporate governance matters.

The Committee shall also advise the Board on (i) committee member qualifications; (ii) committee member appointments and removals; (iii) committee structure and operations (including authority to delegate to subcommittees); and
(iv) committee reporting to the Board. The Committee shall maintain an orientation program for new directors and a continuing education program for all directors.

The Committee will annually review and reassess the adequacy of this charter and recommend any proposed changes to the Board for approval.

The Committee shall perform any other activities consistent with this charter, the Company's bylaws and governing law and regulations as the Committee or the Board deems appropriate.

V.    Performance Evaluation

The Committee shall conduct an annual performance evaluation of the Board. The evaluation shall be of the Board's contribution as a whole and specifically review areas in which the Board and/or management believes a better contribution could be made.

VI.   Committee Resources

The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

                                                                      Appendix C

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                           2005 EQUITY INCENTIVE PLAN

                                    ARTICLE 1
                                     PURPOSE

      The purpose of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan (the "Plan") is to promote the success, and enhance the value, of Naugatuck Valley Financial Corporation (the "Company"), by linking the personal financial and economic interests of employees, officers and directors of the Company or any Affiliate (as defined below) to those of Company shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of employees, officers and directors upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of equity incentive awards from time to time to selected employees, officers and directors of the Company and its Affiliates.

                                    ARTICLE 2
                                   DEFINITIONS

      When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Article 2 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

      "Affiliate" means an entity that directly or through one or more intermediaries controls, is controlled by or is under common control with, the Company, as determined by the Committee.

      "Award" means any Option or Restricted Stock Award granted to a Participant under the Plan.

      "Award Agreement" means a written document, in such form as the Committee prescribes from time to time, setting forth the terms and conditions of an Award.

      "Board of Directors" means the Board of Directors of the Company.

      "Change in Control" means the occurrence of any one of the following events:

      (1) Merger: The Company merges into or consolidates with another corporation, or merges another corporation into the Company, and, as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company immediately before the merger or consolidation.

      (2) Acquisition of Significant Share Ownership: A report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or is required to be filed under Sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company's voting securities, but this clause (b) shall not apply to beneficial ownership of Company voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities;

      (3) Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company's Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company's Board of Directors; provided, however, that for purposes of this clause (3), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (?) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

      (4) Sale of Assets: The Company sells to a third party all or substantially all of its assets.

      Notwithstanding anything in this Plan to the Contrary, in no event shall the reorganization of Naugatuck Valley Savings and Loan into the holding company form of organization constitute a "Change in Control" for purposes of this Plan; specifically by means of a full conversion of Naugatuck Valley Mutual Holding Company, or any successor corporation, to the stock form of ownership under applicable regulations.

      "Change in Control Price" means the highest price per share of Shares offered in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of a change in the composition of the Board of Directors, the highest Fair Market Value of the Shares on any of the thirty (30) trading days immediately preceding the date on which a Change in Control occurs.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      "Committee" means the committee of the Board of Directors described in
Article 4 of the Plan.

      "Company" means Naugatuck Valley Financial Corporation, or any successor corporation.

      "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee, officer or director of the Company or any Affiliate, as applicable. Continuous service shall not be considered interrupted in the case of sick leave, military leave or any other absence approved by the Company or an Affiliate, in the case of transfers between payroll locations or between the Company, an Affiliate or a successor or performance of services in an emeritus advisory or consulting capacity, provided, however, that for purposes of an Incentive Stock Option, "Continuous Status as a Participant" means the absence of any interruption or termination of service as an employee of the Company or any Parent or Subsidiary, as applicable.

      "Covered Employee" means a covered employee as defined in Section 162(m)(3) of the Code.

      "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an

Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

      "Effective Date" has the meaning assigned such term in Section 3.1 of the Plan.

      "Eligible Participant" means an employee, officer or director of the Company or any Affiliate.

      "Exchange" any national securities exchange on which the Stock may from time to time be listed or traded.

      "Fair Market Value" on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such exchange or over such system on such date or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, Fair Market Value shall mean a price determined by the Committee in good faith on the basis of objective criteria.

      "Grant Date" means the date an Award is made by the Committee.

      "Incentive Stock Option" means an Option that is intended to be an incentive stock option and meets the requirements of Section 422 of the Code or any successor provision thereto.

      "Non-Employee Director" means a director of the Company or an Affiliate who is not a common law employee of the Company or an Affiliate.

      "Nonstatutory Stock Option" means an Option that is not an Incentive Stock Option.

      "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

      "Parent or Subsidiary" means a "parent" or "subsidiary" as such terms are defined in Sections 424(e) and (f) of the Code.

      "Participant" means a person who, as an employee, officer or director of the Company or any Affiliate, has been granted an Award under the Plan; provided that in the case of the death of a Participant, the term "Participant" refers to a beneficiary designated pursuant to Article 9.4 of the Plan or the legal guardian or other legal representative acting in a fiduciary capacity on behalf of the Participant under applicable state law and court supervision.

      "Plan" means the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan, as amended from time to time.

      "Restricted Stock Award" means Stock granted to a Participant under
Article 9 of the Plan that is subject to certain restrictions and to risk of forfeiture.

      "Shares" means shares of the Company's Stock. If there has been an adjustment or substitution pursuant to Article 10 of the Plan, the term "Shares" shall also include any shares of stock or other securities that are substituted for Shares or into which Shares are adjusted pursuant to Article 10 of the Plan.

      "Stock" means the common stock of the Company, par value $0.01, and such other securities of the Company as may be substituted for Stock pursuant to
Article 11 of the Plan.

      "1933 Act" means the Securities Act of 1933, as amended from time to time.

      "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 3
                             EFFECTIVE TERM OF PLAN

      3.1 EFFECTIVE DATE. The Plan shall be effective as of the date it is approved by the shareholders of the Company (the "Effective Date").

      3.2 TERMINATION OF PLAN. The Plan shall terminate on the tenth anniversary of the Effective Date. The termination of the Plan on such date shall not affect the validity of any Award outstanding on the date of termination.

                                    ARTICLE 4
                                 ADMINISTRATION

      4.1 COMMITTEE. The Plan shall be administered by a Committee appointed by the Board of Directors (which Committee shall consist of at least two disinterested directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board of Directors. It is intended that at least two of the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) and that any such members of the Committee who do not so qualify shall abstain from participating in any decision to make or administer Awards that are made to Eligible Participants who at the time of consideration for such Award (i) are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or (ii) are reasonably anticipated to become Covered Employees during the term of the Award. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements or shall fail to abstain from such action shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors. The Board of Directors may reserve for itself any or all of the authority and responsibility of the Committee under the Plan or may act as administrator of the Plan for any and all purposes. To the extent the Board of Directors has reserved any authority and responsibility or during any time that the Board of Directors is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board of Directors. To the extent any action of the Board of Directors under the Plan conflicts with actions taken by the Committee, the actions of the Board of Directors shall control.

      4.2 ACTION AND INTERPRETATIONS BY THE COMMITTEE. For purposes of administering the Plan, the Committee may from time to time adopt rules, regulations, guidelines and procedures for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the Plan, as the Committee may deem appropriate. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company's or an Affiliate's independent certified public accountants, Company counsel or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

      4.3 AUTHORITY OF COMMITTEE. Except as provided below, the Committee has the exclusive power, authority and discretion to:

      (a)   Grant Awards;

      (b)   Designate Participants;

      (c) Determine the type or types of Awards to be granted to each Participant;

      (d) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

      (e) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

      (f) Accelerate the vesting, exercisability or lapse of restrictions of any outstanding Award in accordance with Articles 9 and 10 of the Plan, based in each case on such considerations as the Committee in its sole discretion determines;

      (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (h) Decide all other matters that must be determined in connection with an Award;

      (i) Establish, adopt or revise any rules, regulations, guidelines or procedures as it may deem necessary or advisable to administer the Plan;

      (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan;

      (k)   Amend the Plan or any Award Agreement as provided herein.

      Notwithstanding the above, the Board of Directors or the Committee may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, the Committee's authority under subsections (a) through
(h) above, pursuant to a resolution that specifies the total number of Options or Restricted Stock Awards that may be granted under the delegation, provided that no officer may be delegated the power to designate himself or herself as a recipient of such Awards; and provided further that no delegation of its duties and responsibilities may be made to officers of the Company with respect to Awards to Eligible Participants who as of the Grant Date are persons subject to the short-swing profit rules of Section 16 of the 1934 Act, or who as of the Grant Date are reasonably anticipated to be become Covered Employees during the term of the Award. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report to the Committee regarding the delegated duties and responsibilities.

      4.4 AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

                                    ARTICLE 5
                           SHARES SUBJECT TO THE PLAN

      5.1 NUMBER OF SHARES. Subject to adjustment as provided in Article 10 of the Plan, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 521,659.

      5.2 SHARE COUNTING.

      (a) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any unissued Shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan.

      (b) If the exercise price of an Option is satisfied by delivering Shares to the Company (by either actual delivery or attestation), only the number of Shares issued in excess of the delivery or attestation shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan.

      (c) To the extent that the full number of Shares subject to an Option is not issued upon exercise of the Option for any reason (other than Shares used to satisfy an applicable tax withholding obligation), only the number of Shares issued and delivered upon exercise of the Option shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. Nothing in this subsection shall imply that any particular type of cashless exercise of an Option is permitted under the Plan, that decision being reserved to the Committee or other provisions of the Plan.

      5.3 STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

      5.4 LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 10.1), the maximum number of Shares that may be delivered pursuant to Options under the Plan is 372,614 and the maximum number of Shares that may be delivered pursuant to Award of Restricted Stock under the Plan is 149,045. The maximum number of Shares with respect to which more Options may be granted during any one calendar year under the Plan to any one Participant shall be 93,153.

                                    ARTICLE 6
                                   ELIGIBILITY

      Awards may be granted only to Eligible Participants; except that Incentive Stock Options may be granted only to Eligible Participants who are employees of the Company or a Parent or Subsidiary of the Company.

                                    ARTICLE 7
                                  STOCK OPTIONS

      7.1 GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

      (a) Exercise Price. The exercise price of an Option shall not be less than the Fair Market Value as of the Grant Date.

      (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, subject to Section 7.1(d) of the Plan. The Committee shall also determine the conditions, if any, that must be satisfied before all or part of an Option may be exercised or vested. The Committee may waive any exercise or vesting provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable or vested at an earlier date.

      (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, Shares, or other property (including "cashless exercise" arrangements), and the methods by which Shares shall be delivered or deemed to be delivered to Participants.

      (d) Exercise Term. In no event may any Option be exercisable for more than ten years from the Grant Date.

      7.2 INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

      (a) Lapse of Option. Subject to any earlier termination provision contained in the Award Agreement, an Incentive Stock Option shall lapse upon the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in subsections (3),
            (4) or (5) below, provide in writing that the Option will extend until a later date, but if an Option is so extended and is exercised after the dates specified in subsections (3) and (4) below, it will automatically become a Nonstatutory Stock Option:

            (1)   The expiration date set forth in the Award Agreement.

            (2)   The tenth anniversary of the Grant Date.

            (3) Three months after termination of the Participant's Continuous Status as a Participant for any reason other than the Participant's Disability or death.

            (4) One year after the Participant's Continuous Status as a Participant by reason of the Participant's Disability.

            (5) One year after the termination of the Participant's death if the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses.

            Unless the exercisability of the Incentive Stock Option is accelerated as provided in Articles 9 or 10 of the Plan, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the Shares that were otherwise vested on the Participant's termination of employment. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 9.4 of the Plan.

      (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Grant Date) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 (or any higher value as may be permitted under Section 422 of the Code).

      (c) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per Share at the Grant Date and the Option expires no later than five years after the Grant Date.

      (d) Expiration of Authority to Grant Incentive Stock Options. No Incentive Stock Option may be granted pursuant to the Plan after the day immediately prior to the tenth anniversary of the date the Plan was approved by shareholders, or the termination of the Plan, if earlier.

      (e) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

      (f) Eligible Grantees. The Committee may not grant an Incentive Stock Option to a person who is not at the Grant Date an employee of the Company or of an Affiliate.

                                    ARTICLE 8
                                RESTRICTED STOCK

      8.1 GRANT OF RESTRICTED STOCK. The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. An Award of Restricted Stock shall be evidenced by an Award Agreement setting forth the terms, conditions, and restrictions applicable to the Award.

      8.2 ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Except as otherwise provided in an Award Agreement, the Participant shall have all of the rights of a shareholder with respect to the Restricted Stock.

      8.3 FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of Continuous Status as a Participant during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from death or disability or in connection with a Change in Control, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

      8.4 DELIVERY OF RESTRICTED STOCK. Unless otherwise held in a trust and registered in the name of the trustee, reasonably promptly after the Grant Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom the Restricted Stock was granted, evidencing such shares. Each such stock certificate shall bear the following legend:

            "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan and Award Agreement entered into between the registered owner of such shares and Naugatuck Valley Financial Corporation or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Naugatuck Valley Financial Corporation"

      Such legend shall not be removed until the Participant vests in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8.4, in connection with a Restricted Stock Award, shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

      8.5 VOTING RIGHTS. Unless otherwise determined by the Committee at the time of grant, a Participant holding Restricted Stock shall be entitled to exercise full voting rights with respect to those Shares during the restriction period.

      8.6 DIVIDENDS AND OTHER DISTRIBUTIONS. During the restriction period, a Participant holding Restricted Stock may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares. Such dividends shall be paid to the Participant at times determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends that the Committee deems appropriate.

                                    ARTICLE 9
                     GENERAL PROVISIONS APPLICABLE TO AWARDS

      9.1 STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to or, in tandem with, any other Award granted under the Plan.

      9.2 TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option exceed a period of ten years from its Grant Date (or, if Section 7.2(c) applies, five years from its Grant Date).

      9.3 LIMITS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or an Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or an Affiliate. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if that Code Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

      9.4 BENEFICIARIES. Notwithstanding Section 9.3 of the Plan, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

      9.5 STOCK CERTIFICATES. All Stock issuable under the Plan is subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate or issue instructions to the transfer agent to reference restrictions applicable to the Stock.

      9.6 ACCELERATION UPON DEATH OR DISABILITY. Except as otherwise provided in the Award Agreement, upon the Participant's death or Disability during his or her Continuous Status as a Participant, all of such Participant's outstanding Options and other Awards in the nature of rights that may be exercised shall become fully exercisable and all time-based vesting restrictions on the Participant's outstanding Awards shall lapse. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(c) of the Plan, the excess Options shall be deemed to be Nonstatutory Stock Options.

      9.7 TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A Participant's Continuous Status as a Participant shall not be deemed to terminate in a circumstance in which a Participant transfers from the Company to an Affiliate, transfers from an Affiliate to the Company, or transfers from one Affiliate to another Affiliate. To the extent that this provision causes Incentive Stock Options to extend beyond three months from the date a Participant is deemed to be an employee of the Company, a Parent or Subsidiary for purposes of Sections 424(e) and 424(f) of the Code, the Options held by such Participant shall be deemed to be Nonstatutory Stock Options.

                                   ARTICLE 10
                 CHANGE IN CAPITAL STRUCTURE; CHANGE IN CONTROL

      10.1 CHANGES IN CAPITAL STRUCTURE. In the event of a corporate event or transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the authorization limits under Article 5 shall be adjusted proportionately, and the Committee may adjust the Plan and Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding Awards or the measure to be used to determine the amount of the benefit payable on an Award; and (iv) any other adjustments that the Committee determines to be equitable. Without limiting the foregoing, in the event of a subdivision of the outstanding stock (stock-split), a declaration of a dividend payable in Shares, or a combination or consolidation of the outstanding stock unto a lesser number of Shares, the authorization limits under Article 5 shall automatically be adjusted proportionately, and the Shares then subject to each Award shall automatically be adjusted proportionately without any change in the aggregate purchase price therefor.

      10.2 ACCELERATED VESTING AND PAYMENT. Subject to the provisions of Section
10.3 of the Plan or as otherwise provided in the Award Agreement, in the event of a Change in Control, unless otherwise specifically prohibited under law or by the rules and regulations of an Exchange:

      (a) Any and all Options granted hereunder shall become immediately exercisable; additionally, if a Participant's employment or service is involuntarily terminated or constructively terminated for any reason except cause within twelve (12) months of such Change in Control, the Participant shall have until the expiration of the term of the Option to exercise such Options;

      (b) Any time-based and other restrictions imposed on Restricted Stock shall lapse; and

      (c) The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change in Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change in Control Price within a reasonable time subsequent to the Change in Control.

      10.3 ALTERNATIVE AWARDS. Notwithstanding Section 10.2 of the Plan, no cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an "Alternative Award") by any successor as described in Section 12.16 of the Plan; provided that any such Alternative Award must:

      (a) Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change in Control;

      (b) Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award;

      (c) Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

      (d) Have terms and conditions which provide that in the event that the Participant's employment is involuntarily terminated or constructively terminated, any conditions on a Participant's rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

                                   ARTICLE 11
                     AMENDMENT, MODIFICATION AND TERMINATION

      11.1 AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that if an amendment to the Plan would, in the reasonable opinion of the Board of Directors or the Committee, either (i) materially increase the number of Shares available under the Plan, (ii) expand the types of awards under the Plan, (iii) materially expand the class of participants eligible to participate in the Plan, (iv) materially extend the term of the Plan, or (v) otherwise constitute a material change requiring shareholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of an Exchange, then such amendment shall be subject to shareholder approval; and provided, further, that the Board of Directors or Committee may condition any other amendment or modification on the approval of shareholders of the Company for any reason, including by reason of such approval being necessary or deemed advisable to (i) permit Awards made hereunder to be exempt from liability under Section 16(b) of the 1934 Act, (ii) to comply with the listing or other requirements of an exchange, or (iii) to satisfy any other tax, securities or other applicable laws, policies or regulations.

      11.2 AWARDS PREVIOUSLY GRANTED. At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however:

      (a) Subject to the terms of the applicable Award Agreement, such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment or termination (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment or termination over the exercise price of such Award);

      (b) The original term of an Option may not be extended without the prior approval of the shareholders of the Company;

      (c) Except as otherwise provided in Article 10 of the Plan, the exercise price of an Option may not be reduced, directly or indirectly, without the prior approval of the shareholders of the Company; and

      (d) No termination, amendment, or modification of the Plan shall adversely affect any Award previously granted under the Plan, without the written consent of the Participant affected thereby. An outstanding Award shall not be deemed to be "adversely affected" by a Plan amendment if such amendment would not reduce or diminish the value of such Award determined as if the Award had been exercised, vested, or otherwise settled on the date of such amendment (with the per-share value of an Option for this purpose being calculated as the excess, if any, of the Fair Market Value as of the date of such amendment over the exercise or base price of such Award).

                                   ARTICLE 12
                               GENERAL PROVISIONS

      12.1 NO RIGHTS TO AWARDS; NON-UNIFORM DETERMINATIONS. No Participant or any Eligible Participant shall have any claim to be granted any Award under the Plan. Neither the Company, its Affiliates nor the Committee is obligated to treat Participants or Eligible Participants uniformly, and determinations made under the Plan may be made by the Committee selectively among Eligible Participants who receive, or are eligible to receive, Awards (whether or not such Eligible Participants are similarly situated).

      12.2 NO SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan or an Award Agreement, no Award gives a Participant any of the rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with such Award.

      12.3 WITHHOLDING. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. If Shares are surrendered to the Company to satisfy withholding obligations in excess of the minimum withholding obligation, such Shares must have been held by the Participant as fully vested shares for such period of time, if any, as necessary to avoid variable accounting for the Option. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by withholding from the Award Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

      12.4 NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan, any Award Agreement or any other document or statement made with respect to the Plan, shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Affiliate, whether for the duration of a Participant's Award or otherwise.

      12.5 UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Affiliate. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

      12.6 RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Affiliate unless provided otherwise in such other plan.

      12.7 EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

      12.8 TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

      12.9 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      12.10 FRACTIONAL SHARES. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down.

      12.11 GOVERNMENT AND OTHER REGULATIONS.

      (a) Notwithstanding any other provision of the Plan, no Participant who acquires Shares pursuant to the Plan may, during any period of time that such Participant is an affiliate of the Company (within the meaning of the rules and regulations of the Securities and Exchange Commission under the 1933 Act), sell such Shares, unless such offer and sale is made (i) pursuant to an effective registration statement under the 1933 Act, which is current and includes the Shares to be sold, or (ii) pursuant to an appropriate exemption from the registration requirement of the 1933 Act, such as that set forth in Rule 144 promulgated under the 1933 Act.

      (b) Notwithstanding any other provision of the Plan, if at any time the Committee shall determine that the registration, listing or qualification of the Shares covered by an Award upon any Exchange or under any federal, state or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the purchase or receipt of Shares thereunder, no Shares may be purchased, delivered or received pursuant to such Award unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Committee. Any Participant receiving or purchasing Shares pursuant to an Award shall make such representations and agreements and furnish such information as the Committee may request to assure compliance with the foregoing or any other applicable legal requirements. The Company shall not be required to issue or deliver any certificate or certificates for Shares under the Plan prior to the Committee's determination that all related requirements have been fulfilled. The Company shall in no event be obligated to register any securities pursuant to the 1933 Act or applicable state law or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation or requirement.

      (c) Notwithstanding any other provision contained in the Plan, this Plan will comply with the requirements of 12 C.F.R. Section 575.8 and 12 C.R.R. Section 563b.500, including:

            (i) No Options or Restricted Stock Awards granted to any Eligible Individual employee who is a common law may exceed 25% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

            (ii) No Options or Restricted Stock Awards granted to any individual Non-Employee Director may exceed 5% of the total amount of Options or Restricted Stock Awards, as applicable, available under the Plan;

            (iii) The aggregate amount of Options or Restricted Stock Awards granted to all Non-Employee Directors may not exceed 30% of the total amount of Options or Restricted Stock Awards, as applicable, under the Plan; and

            (iv) No single grant of Options or Restricted Stock Awards under the Plan may become exercisable or vest at a rate more quickly than 20% per year commencing one year from the Grant Date.

      12.12 GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Connecticut.

      12.13 ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of the Plan.

      12.14 INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Charter or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      12.15 NO LIMITATIONS ON RIGHTS OF COMPANY. Subject to Section 12.16 of the Plan, the grant of any Award shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets. The Plan shall not restrict the authority of the Company, for proper corporate purposes, to draft or assume Awards, other than under the Plan, to or with respect to any person. If the Committee so directs, the Company may issue or transfer Shares to an Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer such Shares to a Participant in accordance with the terms of an Award granted to such Participant and specified by the Committee pursuant to the provisions of the Plan.

      12.16 SUCCESSORS. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

                                 REVOCABLE PROXY

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                   May 5, 2005
                            10:30 a.m., Eastern Time

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Ronald D. Lengyel, James A. Mengacci and Richard M. Famiglietti, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on May 5, 2005, at 10:30 a.m. local time, at Leary's Crystal Room located at 98 School Street, Naugatuck, Connecticut, and at any and all adjournments of the meeting, with all of the powers the undersigned would possess if personally present at such meeting, as indicated to the right:

      1. The election as directors of all nominees listed (except as marked to the contrary below).

              Carlos S. Batista, John C. Roman and Camilo P. Vieira

                 FOR                 VOTE WITHHELD             FOR ALL EXCEPT
                 |_|                     |_|                         |_|

            INSTRUCTION: To withhold your vote for any individual nominee, mark "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

      2. The approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan.

                 FOR                   AGAINST                    ABSTAIN
                 |_|                     |_|                         |_|

      3. The ratification of the appointment of Snyder & Haller, P.C. as independent auditors of Naugatuck Valley Financial Corporation for the year ending December 31, 2005.

                 FOR                   AGAINST                    ABSTAIN
                 |_|                     |_|                         |_|

      The Board of Directors recommends that you vote "FOR" each of the listed proposals.

      This proxy, properly signed and dated, is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposals listed. If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the annual meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the meeting.

Please be sure to sign below and date this Proxy in the box provided.

Date_________________________


_____________________________
Stockholder sign above


_____________________________
Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                     NAUGATUCK VALLEY FINANCIAL CORPORATION

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the Annual Report to Stockholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                    PLEASE COMPLETE, DATE, SIGN AND PROMPTLY
                         MAIL THIS PROXY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                            VOTE AUTHORIZATION FORM
                            -----------------------

      I understand that First Bankers Trust Services, Inc., the ESOP Trustee, is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the "Company") common stock under the Naugatuck Valley Savings and Loan Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on May 5, 2005.

      You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

      Carlos S. Batista, John C. Roman and Camilo P. Vierra

                                          VOTE                     FOR ALL
                 FOR                    WITHHELD                   EXCEPT
                 ---                    --------                   ------

                 |_|                      |_|                       |_|

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan.

                 FOR                    AGAINST                   ABSTAIN
                 ---                    -------                   -------

                 |_|                      |_|                       |_|

3. The ratification of the appointment of Snyder & Haller, P.C. as independent auditors of Naugatuck Valley Financial Corporation for the year ending December 31, 2005.

                 FOR                    AGAINST                   ABSTAIN
                 ---                    -------                   -------

                 |_|                      |_|                       |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The ESOP Trustee is hereby authorized to vote all shares of Company common stock allocated to me in its trust capacity as indicated above.


______________________                                  ________________________
Date                                                    Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 28, 2005.

                            VOTE AUTHORIZATION FORM
                            -----------------------

      I understand that ING National Trust (the "Trustee") is the holder of record and custodian of all shares of Naugatuck Valley Financial Corporation (the "Company") common stock credited to me under the Naugatuck Valley Savings and Loan 401(k) Profit Sharing Plan and Trust. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Shareholders to be held on May 5, 2005.

      You are to vote my shares as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

         Carlos S. Batista, John C. Roman and Camilo P. Vierra

                                      VOTE                  FOR ALL
               FOR                  WITHHELD                EXCEPT
               ---                  --------                ------

               |_|                    |_|                     |_|

INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" and write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2. The approval of the Naugatuck Valley Financial Corporation 2005 Equity Incentive Plan.

               FOR                  AGAINST                ABSTAIN
               ---                  -------                -------

               |_|                    |_|                     |_|

3. The ratification of the appointment of Snyder & Haller, P.C. as independent auditors of Naugatuck Valley Financial Corporation for the year ending December 31, 2005.

               FOR                  AGAINST                ABSTAIN
               ---                  -------                -------

               |_|                    |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

      The Trustee is hereby authorized to vote the shares credited to me in its trust capacity as indicated above.


________________________                               _________________________
Date                                                   Signature

Please date, sign and return this form in the enclosed postage-paid envelope no later than April 28, 2005